UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 5, 2005

Date of report (Date of earliest event reported)

PepsiAmericas, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15019	13-6167838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Dain Rauscher Plaza

60 South Sixth Street

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(612) 661-3883

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 5, 2005, PepsiAmericas, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Wells Fargo Securities, LLC and Loop Capital Markets, LLC entered into an underwriting agreement and a terms agreement.  Pursuant to such agreements, we agreed to sell, and the underwriters agreed to buy, $300 million principal amount of 4.875% Notes due 2015.  The transaction closed on Monday, January 10, 2005.  The net proceeds to our company, after the underwriting discount and estimated offering expenses, approximated $297 million.  We used the net proceeds to partially fund our acquisition of the capital stock of Central Investment Corporation (“CIC”).  See Item 8.01 below.

The underwriting agreement and terms agreement contain terms and conditions that are customary for transactions of this nature.  The underwriting agreement, which appears as Exhibit 10.1 to this report, and the terms agreement, which appears as Exhibit 10.2 to this report, are incorporated by reference in response to this Item 1.01.

On January 5, 2005, we issued a press release regarding the offering of the foregoing securities, which appears as Exhibit 99.1 to this report.  Such press release is incorporated by reference in response to this Item 1.01.

ITEM 8.01   OTHER EVENTS

On January 10, 2005, we acquired the capital stock of Central Investment Corporation, a Pepsi bottler with operations in Southeast Florida and Central Ohio, as well as full-line vending operations in both territories.

On January 10, 2005, we issued a press release regarding such acquisition, which appears as Exhibit 99.2 to this report.  Such press release is incorporated by reference in response to this Item 8.01.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)           See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiAmericas, Inc.

Date: January 11, 2005	By:	/s/ G. Michael Durkin, Jr.
G. Michael Durkin, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1         Underwriting Agreement by and among PepsiAmericas, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Wells Fargo Securities, LLC and Loop Capital Markets, LLC, dated January 5, 2005.

10.2         Terms Agreement by and among PepsiAmericas, Inc., Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC, BNP Paribas Securities Corp., Wells Fargo Securities, LLC and Loop Capital Markets, LLC, dated January 5, 2005.

99.1         Press Release regarding the offering of $300 million principal amount of 4.875% notes due 2015, dated January 5, 2005.

99.2         Press Release regarding acquisition of the capital stock of Central Investment Corporation, dated January 10, 2005.